SCHEDULE 14A INFORMATION
                           ------------------------

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          REGAL-BELOIT CORPORATION
                          ------------------------
              (Name of Registrant as Specified In Its Charter)


                       ------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:
    2)  Aggregate number of securities to which transaction applies:
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    4)  Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

                           REGAL-BELOIT CORPORATION
            ______________________________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 19, 2000


To the Shareholders of Regal-Beloit Corporation:

   Notice is hereby given that the Annual Meeting of Shareholders of Regal-Beloit Corporation, a Wisconsin Corporation (the "Company") will be held at the Company Headquarters, 200 State Street, Beloit, Wisconsin 53511-6254, on Wednesday, April 19, 2000, at 10:30 A.M. Central Daylight Time for the following purposes:

   1.  To elect three Class A Directors for a term of three years.

   2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the Company for the year ending December 31, 2000.

   3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors does not have plans to bring any other business before the meeting, and has not been advised that any other business will be brought before the meeting.

   Only shareholders of record at the close of business on February 25, 2000, are entitled to notice of and to vote at this meeting.

   To assure your representation at the meeting, you are urged to promptly complete, date, sign and return the enclosed proxy which is being solicited on behalf of the Board of Directors, whether or not you expect to attend the Annual Meeting in person. A return envelope is provided. You may revoke your proxy at any time prior to the voting thereof by written notice filed with the Secretary of the Company. If you attend the Annual Meeting in person, you may revoke your proxy at any time prior to the voting thereof, even if you already returned your proxy.

   A copy of the 1999 Annual Report of the Company accompanies this Notice and attached Proxy Statement.

                              By Order of the Board of Directors


                              /S/ Kenneth F. Kaplan
                              -----------------------------------
                              Kenneth F. Kaplan
                              Vice President, Chief Financial Officer, Secretary REGAL-BELOIT CORPORATION

Beloit, Wisconsin
March 15, 2000

                         REGAL-BELOIT CORPORATION
                            200 STATE STREET
                       BELOIT, WISCONSIN  53511-6254
                            __________________


      PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 19, 2000

                             * * * * * * * *

                         SOLICITATION AND VOTING

   The enclosed proxy for the Annual Meeting of Shareholders (the "Annual Meeting") to be held April 19, 2000, and any and all adjournments thereof, is solicited on behalf of the Board of Directors of the Company. This Proxy Statement, Notice of Meeting and accompanying proxy card are first being mailed to shareholders on or about March 15, 2000.

   The Company pays for the expenses of this solicitation of proxies. It is expected that only solicitations by mail will be used, except that Directors, Officers or regular employees of the Company may solicit proxies personally, by telephone or by facsimile. The Company may pay brokers and other custodians, nominees and fiduciaries their reasonable expenses for sending proxy material to principals and obtaining their proxies.

   On December 31, 1999, the outstanding voting securities of Regal-Beloit Corporation consisted of 20,985,905 shares of $0.01 par value Common Stock, each share of which is entitled to one vote. Only shareholders of record at the close of business on February 25, 2000, will be entitled to vote at the meeting.

   You may revoke your proxy at any time prior to the close of voting by filing a written notice with the Secretary of the Company or by withdrawal in person at the registration desk at the Annual Meeting. Properly executed proxies will be voted as specified, unless revoked. In the absence of such specification(s), shares will be voted FOR the election of all three Class A nominees for the Board of Directors, and FOR the ratification of Arthur Andersen LLP as the Company's independent certified public accountants for the year ending December 31, 2000.

   A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum.

   If a quorum is present, Directors are elected by a plurality of the votes cast by the holders of Company Common Stock entitled to vote in the election at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. An abstention, broker non-vote or instructions on the proxy card to withhold a vote will have no effect on the election of directors under Wisconsin law. As to any other matter which properly comes before the meeting, approval is required by a majority of the shares represented at the meeting if a quorum of those shares is present. In regard to such other matters, abstentions and broker non-votes will not be counted as shares entitled to vote and will have no effect.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   The current three-year term of the Class A Directors expires at the forthcoming Annual Meeting. Unless otherwise directed, proxies will be voted at the Annual Meeting for the election of nominees, James L. Packard, Henry W. Knueppel, and Paul W. Jones as Class A Directors for a three-year term until the 2003 Annual Meeting and until their successors are duly elected. Messrs. Packard and Knueppel are currently serving as Directors. Management has no reason to believe that any of the foregoing nominees is not available or will not serve if elected, but if any of them should become so unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be nominated.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH NAMED NOMINEE.

   The following sets forth certain information concerning each nominee and each Director (furnished by them to the Company) whose term of office continues after the Annual Meeting. Except as stated in the footnotes, the Directors or nominees exercise sole voting and investment power.

                                                                            Beneficial Ownership of
                                                                              Company Stock As of
                                                                               December 31, 1999
                                                                            -----------------------
                                                                              Number
                           Principal Occupation, Business         Director      of       Percent of
   Name and Age          Experience and Other Directorships         Since     Shares       Class
----------------------  ----------------------------------------  --------  ---------   -----------

Nominees for Election:
Class A Directors
Term Expires in 2003:

JAMES L. PACKARD - 57   Chairman, President and Chief Executive     1980     615,019        2.9
(1) (2) (3) (4)         Officer of the Company, employed with the
                        Company since 1979.  President and
                        Director since 1980.  Chief Executive
                        Officer since 1984.  Chairman since 1986.
                        Director, The First National Bank &
                        Trust Company of Beloit and Clarcor Inc.

HENRY W. KNUEPPEL - 51  Executive Vice President, employed with     1987     332,302        1.6
(1) (3) (4)             the Company since 1979. Director and
                        Executive Vice President since 1987.

PAUL W. JONES - 51      Chairman and CEO, U.S. Can Company;                    1,000         *
(7)                     former President and CEO, Greenfield
                        Industries, Inc.; Director, Omni-Quip
                        International, Inc. and Federal Signal
                        Corporation.

                                                                                        Beneficial Ownership of
                                                                                          Company Stock As of
                                                                                           December 31, 1999
                                                                                        -----------------------

                                                                                        Number
                                    Principal Occupation, Business        Director        of        Percent of
   Name and Age                   Experience and Other Directorships        Since       Shares        Class
---------------------------    ----------------------------------------   --------    ----------    ----------

Class B Directors
Term Expires in 2001:
--------------------

JOHN M. ELDRED - 69            Chairman and Director, The First             1965          50,428        *
(1) (2) (4) (6)                National Bank & Trust Company
                               of Beloit.

JOHN A. MCKAY - 66             Former President & COO,                      1992          15,713        *
(1) (5) (6)                    Harnischfeger Industries, Inc.;
                               Director, Sandusky International
                               Inc. and The First National Bank
                               & Trust Company of Beloit.

G. FREDERICK KASTEN, JR. - 61  Chairman and Director, Robert W.             1995          43,088        *
(1) (6)                        Baird & Co., Inc.


Class C Directors
Term Expires in 2002:
--------------------

J. REED COLEMAN - 66           Chairman, MKC WorldWide;                     1981          74,854        *
 (1) (6)                       Chairman and Director, Madison-Kipp
                               Corporation; Director, Xeruca Corp.,
                               Lunar Corporation and NIBCO, Inc.

FRANK E. BAUCHIERO - 65        President and CEO, MKC WorldWide;            1993          13,166        *
(1) (6)                        former CEO, Walbro Corporation;
                               former President, Industrial, Dana North
                               America; Director, Rockford Products
                               Corporation and M & I Bank South.

STEPHEN N. GRAFF - 65          Retired Milwaukee Office Managing            1996           8,000        *
(1) (3) (6)                    Partner, Arthur Andersen LLP and
                               Andersen Worldwide S.C.;  Director,
                               Super Steel Products, Inc., Northwestern
                               Mutual Series Fund, Inc., Mason Street
                               Funds, Inc., Northwestern Mutual Life
                               Insurance Co., Super Steel Schenectady,
                               Inc., and Super Steel Products Corporation

Total Directors as a Group                                                             1,153,570       5.5

* Represents less than 1% of the Common Stock

   (1) Included are shares which are vested but unexercised stock options as follows: Mr. Bauchiero, 11,166 shares; Mr. Coleman, 10,254 shares;
Mr. Eldred, 10,254 shares; Mr. Graff, 5,000 shares; Mr. Kasten, 8,088 shares; Mr. Knueppel, 177,000 shares; Mr. McKay, 13,504 shares; and Mr. Packard, 237,000 shares.

   (2) The amounts shown for Messrs. Eldred and Packard include 6,206 shares and 1,416 shares, respectively, held by their spouses as to which they disclaim beneficial ownership.

   (3) The amounts shown for Messrs. Graff, Packard and Knueppel include 3,000 shares, 352,136 shares, and 132,930 shares, respectively, as to which they share voting and investment power.

   (4) The amounts shown for Messrs. Packard and Knueppel include 23,051 shares and 18,832 shares, respectively, as to shares held in trust under the Company's Employee Profit Sharing Plan and Trust, the Company's Personal Savings Plan (401K) or a non-Company sponsored IRA. The amount shown for Mr. Eldred includes 200 shares held in an Individual Retirement Account (the "IRA") and 500 shares in a Keogh Plan.

   (5) The amount shown for Mr. McKay includes 2,009 shares held in a Family Trust for which he has sole control.

   (6) The remainder of Grants to each Non-Employee Director on April 21, 1999, in the amount of 12,000 shares is unexercisable. This remainder will become exercisable in the amount of 3,000 shares per year on the date of the Annual Meeting, assuming the Non-Employee Director remains in office.

   (7) Upon Mr. Jones' election as a Director of the Company, under the 1998 Stock Option Plan, as amended, he will be granted 12,000 shares of Common Stock at 100% of the fair market value at the closing stock price on April 19, 2000. 3,000 shares shall be immediately exercisable. The remainder will become exercisable in the amount of 3,000 shares per year on the date of the Annual Meeting, assuming he remains in office.

                         1999 Committees Of The Board
                         ----------------------------

   The standing committees of the Board of Directors are the Audit Committee, the Compensation and Human Resource Committee and the Director Affairs Committee. Mr. Keefer, who is currently a member of the Audit and Director Affairs Committees, will be retiring as of the forthcoming Annual Meeting.

   Audit Committee.  The current Audit Committee members are Directors J. Reed
   ---------------
Coleman, Chairman, William W. Keefer and Frank E. Bauchiero. The Committee is appointed by and reports to the Board of Directors. Its responsibilities include, but are not limited to, recommendations of the appointment of the public accountants, review of the scope and results of the public accountants' audit activities and the fees proposed and charged therefore, and review of the Company's accounting controls and policies, financial reporting practices and the internal audit control procedures and related reports of the Company. The Committee held two meetings during 1999.

   Compensation and Human Resource Committee.  The current Compensation and
   -----------------------------------------
Human Resource Committee consists of Directors John A. McKay, Chairman, John
M. Eldred, and Stephen N. Graff. The Committee is appointed by and reports to the Board of Directors. Among its duties are to recommend to the Board of Directors the annual compensation of the directors and principal corporate officers (the "Officers" or the "Named Executive Officers") and to review, formulate, recommend and administer short and long range compensation programs for Officers and Key Employees. The Committee held four meetings during 1999.

 Director Affairs Committee. Directors who serve on the Director Affairs Committee, formerly the Nominating Committee, are John M. Eldred, Chairman,
G. Frederick Kasten, Jr., and William W. Keefer. This Committee is responsible for recommending to the Board candidates to fill interim and expiring Board and Officer vacancies. The Committee will also assist the Board in fulfilling its oversight responsibility relating to the Company's directors, including matters concerning Board policies, Director compensation and Board effectiveness evaluations. Nominees are selected on the basis of outstanding professional and business achievements, character and their ability to make useful contributions in the best interests of the Company.
The Committee will consider nominees suggested by shareholders. It is suggested that any such nominees be brought to the attention of the Secretary. The Committee held two meetings during 1999.

                      Other Information About The Board
                      ---------------------------------

   The Board of Directors has the responsibility to elect the Officers, establish corporate policies and to oversee the overall performance of the Company. Members of the Board are kept informed by written reports and financial data sent to them each month, as well as by oral and written operating, planning and financial reports given to them by Company Officers and others at Board and committee meetings.

   Directors' Compensation.  Each Non-Employee Director of the Company
   -----------------------
(currently Messrs. Coleman, Bauchiero, Eldred, Keefer, McKay, Graff and Kasten) receives an annual fee of $18,000 plus $1,000 and expenses for each Board meeting attended in person or $750 if attended telephonically. The Audit, Compensation and Human Resource, and Director Affairs Committee Chairmen each receives an additional $2,000 annual fee. Non-Employee Directors serving on committees of the Board of Directors receive an additional $1,000 if attended in person or $750 if attended telephonically, plus expenses for each committee meeting attended. The Company provides Non-Employee Directors with travel and accident insurance benefits. In addition, each Non-Employee Director receives a non-discretionary stock option grant under the Company's 1998 Stock Option Plan, as amended.

   There are four regularly scheduled Board of Directors meetings per year. In 1999, two special Board Meetings were held. During fiscal 1999, no incumbent Board Member attended fewer than seventy-five percent (75%) of the aggregate of (i) the total number of meetings of the Board held during the period for which he was a Director and (ii) the total number of meetings of all committees of the Board on which he served during the period that he served.

   Certain Relationships and Related Transactions.  Director John M. Eldred
   ----------------------------------------------
is the Chairman, and he and Directors Packard and McKay are Directors of The First National Bank & Trust Company of Beloit (the "Bank"), Beloit, Wisconsin. During 1999, Regal-Beloit Corporation had business transactions with the Bank. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue.

                                 SECTION 16(a)
                             BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by the Company or written representation from certain reporting persons, the Company believes that its Officers, Directors, and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

                              SECURITY OWNERSHIP
                                      OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information (furnished by the Beneficial Owner to the Company) as of December 31, 1999, as to each person (including any "Group" as that term is used in Section 13d-3 of the Securities Exchange
Act) known to the Company to be the beneficial owner of more than 5% of the Common Stock, shares beneficially owned by each Named Executive Officer, and Directors and Named Executive Officers as a group. Except as indicated in the footnotes, all persons listed have sole voting and investment power.

Name and Address of                                             Percent
Beneficial Owner                           Number of Shares     Of Class
---------------------------------          ----------------     --------

Lazard Freres & Co. LLC (1)                   2,017,728           9.6%
30 Rockefeller Plaza
New York, NY  10112-6300

Marshall & Ilsley Corporation (2)             1,733,193           8.3%
770 North Water Street
Milwaukee, WI  53202

James L. Packard  (3)                           615,019           2.9%
Henry W. Knueppel (3)                           332,302           1.6%
Kenneth F. Kaplan (4)                            10,306            *

Total Directors & Officers as a Group         1,163,876           5.5%

* Represents less than 1% of the Common Stock

   (1) Lazard Freres & Co. LLC reported that as of December 31, 1999, it had sole voting power over 1,727,135 shares and sole dispositive power over 2,017,728 shares.

   (2) Marshall & Ilsley Corporation reported that as of December 31, 1999, it had sole voting power over 1,695,093 shares and sole dispositive power over 832,897 shares. It also reported that it shared voting power over 38,100 shares and shared dispositive power over 24,600 shares.

   (3) Beneficial ownership information is stated on pages 3 and 5.

   (4) The amount shown for Mr. Kaplan includes 5,500 shares, for which he has vested but unexercised options pursuant to outstanding option grants. The amount also includes 1,206 shares held in trust under the Company's Employee Profit Sharing Plan and Trust and the Company's Personal Savings Plan (401K). As to the remaining 3,600 shares, included are 2,500 shares for which voting and investment power is shared.
<FN/>

                                 COMPENSATION

  Report of Compensation and Human Resource Committee on Annual Compensation
  --------------------------------------------------------------------------

   The Compensation and Human Resource Committee of the Board of Directors (the "Committee") as described on Page 5 is composed entirely of independent Non-Employee Directors. The Committee is responsible for setting and administering the policies which govern both annual compensation and stock option programs. The following is an overview of those compensation policies.

   Overall Policy for Named Executive Officers' Compensation.  The Committee
   ---------------------------------------------------------
maintains executive salary and benefits at a level that will permit the Company to attract and retain the highest quality individuals for its key executive positions, taking into consideration the prevailing competitive job market, the current and projected size of the Company, its ability to pay and the relationship of the resulting executive compensation to other non-executive compensation in the Company.

   Named Executive Officers' overall compensation for 1999 consisted of a cash salary and a performance bonus. In addition, James L. Packard, Henry W. Knueppel and Kenneth F. Kaplan were granted stock options in the amounts of 250,000 shares, 200,000 shares and 50,000 shares, respectively.

   Named Executive Officers' Incentive Plan.  The Company's Named Executive
   ----------------------------------------
Officers' Incentive Plan (the "Bonus"), an annual performance bonus program, is used as an incentive to reward the Named Executive Officers for positive results of the Company. The Bonus is based exclusively on Return On Average Shareholders' Equity ("ROE"). Payment is on a sliding scale dependent upon the Company's ROE. Bonuses are earned only after ROE equals or exceeds 10%. The Bonus is maximized upon reaching ROE of 20%. Benefits are further factored depending upon a job responsibility factor. In addition, discretionary bonuses may also be granted by the Board of Directors.

   General Measures Used to Determine Compensation for the Chief Executive
   -----------------------------------------------------------------------
Officer.  The cash salary compensation, bonus and stock option programs are
-------
determined by annually comparing the Chief Executive Officer's position to those of similar chief executive officers for companies of comparable size and type as reported in one or more representative management compensation studies, taking into consideration geographic location, inflation and the responsibilities commensurate with the position.

   Criteria Used in Determining Compensation of the Named Executive Officers,
   --------------------------------------------------------------------------
other than the Chief Executive Officer.  The criteria for determining the cash
--------------------------------------
salary, annual performance bonus and stock options for the other Named Executive Officers is basically the same as outlined above for the Chief Executive Officer except that the annual performance bonus payouts are factored down depending on position responsibility. Option grants may also vary.

   Stock Option Philosophy.  Stock options for Named Executive Officers,
   -----------------------
including the Chief Executive Officer, have been historically granted on a periodic basis to accomplish a diverse set of goals, namely, to advance the Company's growth and success by attracting well-qualified Executives upon whose judgment the Company is dependent for the successful conduct of its operations and to provide such Executives with incentives to put forth maximum effort for the long-term success of the Company's business. The size and term are based on competitive practice and position levels to ensure retention and alignment of the Named Executive Officers' long-range interests with those of the shareholders and the opportunity for the Named Executive Officers to build a meaningful stake in the Company.

   This overview of the Company's compensation policies has been presented by the following named Directors comprising the Compensation and Human Resource Committee for the fiscal year ending December 31, 1999.

                           John A. McKay, Chairman
                           John M. Eldred
                           Stephen N. Graff


            Compensation and Human Resource Committee Interlocks
            ----------------------------------------------------
            and Insider Participation In Compensation Decisions
            ---------------------------------------------------

   The Compensation and Human Resource Committee consists of John A. McKay, Chairman, John M. Eldred and Stephen N. Graff. Mr. Packard, Mr. Eldred, and Mr. McKay serve on the Board of Directors of The First National Bank & Trust Company of Beloit (the "Bank"), and participate in decisions by the Bank's compensation committee regarding compensation of its executives. During the past fiscal year, the Company had business transactions with the Bank. All transactions were in the ordinary course of business and it is anticipated that like transactions will continue.


             Comparison of Five Year Cumulative Total Return
             -----------------------------------------------

   The following graph compares the hypothetical total shareholder return (including reinvestment of dividends) on an investment in (1) the Company's Common Stock (2) AMEX Market Value Index and (3) the Standard & Poor's Manufacturing Diversified Industrials Index ("S&P") for the period January 1, 1995 through December 31, 1999. In each case, the graph assumes the investment of $100.00 on December 31, 1994. Regal-Beloit Corporation and the S & P data were supplied by S & P Compustat Services, Inc. AMEX data was supplied by the American Stock Exchange Equity Research and Development Department.


                    Five Year Cumulative Performance Graph
                    --------------------------------------
                                           1994    1995    1996    1997    1998    1999
                                           ----    ----    ----    ----    ----    ----

Regal-Beloit Corporation                    100     163     151     231     183     168

AMEX Market Value Index                     100     126     135     163     166     214

S&P Manufacturing Diversified Industrials   100     141     194     231     268     329

                         Summary Compensation Table
                         --------------------------

                                                          Annual Compensation          Long-Term Compensation
                                                      --------------------------   ------------------------------
                                                                                        Awards
                                                                                   ------------------
                                                                            $                               $           $
                                                                          Other       $                   Long-        All
                                                                   $      Annual     Re-                  Term        Other
                                                         $       Bonus     Comp.   stricted    Stock    Incentive     Comp.
      Name             Principal Position      Year    Salary     (2)       (3)     Stock     Options    Payouts       (4)
---------------------  --------------------    ----   -------   -------   ------   --------   -------   ---------    ------

James L. Packard       Chairman, President,    1999   495,000   225,290     (3)       -0-     250,000      -0-        8,040
                       Chief Executive         1998   450,000   336,150     (3)       -0-      25,000      -0-        8,821
                       Officer                 1997   375,000   295,000     (3)       -0-        -0-       -0-        7,591

Henry W. Knueppel      Executive Vice          1999   295,000   108,775     (3)       -0-     200,000      -0-        6,577
                       President               1998   275,000   180,800     (3)       -0-      20,000      -0-        9,523
                                               1997   230,000   141,120     (3)       -0-        -0-       -0-       24,157

Kenneth F. Kaplan (1)  Vice President,         1999   210,000    65,365     (3)       -0-      50,000      -0-        6,985
                       Chief Financial         1998   180,000    90,290     (3)       -0-        -0-       -0-        8,371
                       Officer, Secretary      1997   150,000    82,000     (3)       -0-        -0-       -0-       16,440

(1)  Mr. Kaplan joined the Company effective September 16, 1996.  From 1985 through 1996, Mr. Kaplan was employed with Gehl Company, a public corporation, serving in the position of Vice President of Finance and Treasurer.

(2)  Includes amounts earned in fiscal year, whether or not deferred or payable.

(3)  The Company also provides its Named Executive Officers certain additional non-cash benefits that are not described in this Proxy Statement. Such compensation is below the Securities and Exchange Commission's required disclosure thresholds.

(4)  The amounts shown for Messrs. Packard, Knueppel, and Kaplan include $5,920 each, as to vested and non-vested contributions to the Company's Employee Profit Sharing Plan and Trust and $2,120, $657, and $1,065, respectively, for term life insurance premiums.

  Ownership Of Company Stock And Stock Equivalents By Named Executive Officers
  ----------------------------------------------------------------------------

   To encourage growth in shareholder value, the Company believes that the Named Executive Officers who are in a position to make a substantial contribution to the long-term success of the Company should have a significant stake in its on-going success through stock ownership. This focuses attention on managing the Company as an owner with an equity position in the business.

                              Stock Option Plans
                              ------------------

   In order to provide long-term incentives to Directors, Officers and Key Employees of the Company, stock option plans have been adopted by the Board of Directors and previously approved by the Shareholders.

   Regal-Beloit Corporation 1991 Flexible Stock Incentive Plan, as amended
   -----------------------------------------------------------------------
(the "1991 Plan").  (1,000,000 shares were approved for distribution).  The
-----------------
1991 Plan provides long-term incentives through grants of stock options to Named Executive Officers and Key Employees. The Committee administers the 1991 Plan including selection of eligible participants, the number and price of the option shares, and limitations such as the date the option shares are exercisable, i.e., vested. As of December 31, 1999, 287,222 shares remain available for future option grants.

   1998 Stock Option Plan, as amended (the "1998 Plan").  (1,000,000 shares
   ----------------------------------------------------
were approved for distribution). The 1998 Plan provides long-term incentives to Directors, Named Executive Officers, and Key Employees of the Company. Administration and selection criteria for awarding Grants is determined by the Board of Directors or a committee of two or more Non-Employee Directors. As of December 31, 1999, 334,400 shares remain available for future option grants.

                         Option Grants in Fiscal 1999
                         ----------------------------
                                                                      Potential Realizable
                                Percent                                 Value at Assumed
                               of Total                                    Annual Rates
                   Number of    Options                                   of Stock Price
                   Securities  Granted To                                Appreciation for
                   Underlying  Employees   Exercise or                    Option Term (1)
                     Option    In Fiscal   Base Price   Expiration   ------------------------
Name                Granted      Year       ($/Sh)         Date          5%           10%
-----------------  ----------  ----------  -----------  ----------   ----------    ----------

James L. Packard    250,000      41.62%       23-1/4      1/22/09    $3,655,500    $9,263,750

Henry W. Knueppel   200,000      33.29%       23-1/4      1/22/09    $2,924,400    $7,411,000

Kenneth F. Kaplan    50,000       8.32%       23-1/4      1/22/09    $  731,100    $1,852,750

(FN)
   Pursuant to the stock option plans stated above, options to purchase Common
Stock of the Company are granted to the Named Executive Officers, Directors and Key Employees of the Company and its subsidiaries. Stock options totaling
600,700 shares were granted to Key Employees and Named Executive Officers, and 105,000 shares were granted to Non-Employee Directors in fiscal year 1999.

   (1) As of December 31, 1999, the fair market value of the Company's stock was $20.625 (20-5/8). Management believes that the potential realizable values may be misleading because they are based on the exercise price rather than the December 31, 1999 stock price which was less than the exercise price
(under water).
(/FN)

   Aggregated Option Shares Exercised in 1999 Fiscal Year and Year-End Values
   --------------------------------------------------------------------------

   The following table contains information concerning stock options exercised during fiscal year 1999 and fiscal year-end value of unexercised options with respect to the Named Executive Officers.

                                                Total Number Of                  Total Value Of
                    Number Of               Unexercised Options Held        Unexercised, In-The-Money
                     Shares                    At Fiscal Year-End        Options Held at Fiscal Year-End
                   Acquired On    Value        ------------------        -------------------------------
      Name          Exercise    Realized   Exercisable  Unexercisable   Exercisable (1)  Unexercisable (1)
-----------------  -----------  --------   -----------  -------------   ---------------  -----------------
James L. Packard    23,636      $350,858     237,000       240,000        $2,180,120        $537,500

Henry W. Knueppel    4,000      $ 47,500     177,000       204,000        $1,868,520        $322,500

Kenneth F. Kaplan    1,000      $  3,125       5,500        62,000        $    1,563        $ 53,125

 (1) Total value of exercisable and unexercisable options is based on the difference between the fair market value ($20.625 as of December 31, 1999) of the Company's stock and the exercise price of the options at fiscal year-end.

                           SUMMARY OF BENEFIT PLANS
                           ------------------------

   The Company has certain plans which provide, or may provide, compensation and benefits to Named Executive Officers of the Company, which are described below. These plans are principally the Company's Profit Sharing Plan, Target Supplemental Retirement Plan and Supplemental Disability Insurance.

                             Profit Sharing Plan
                             -------------------

   The Company makes an annual discretionary contribution to its tax-qualified Profit Sharing Plan which covers certain hourly and salaried employees, including the Named Executive Officers. Eligible employees become participants in the Profit Sharing Plan on the first January 1 or July 1 after completing twelve (12) months of service and being credited with at least 1,000 hours of service. The Company's contribution to the Profit Sharing Plan is allocated to participants according to a formula based upon participant compensation and years of service with the Company. Under the formula, the amount of compensation that may be taken into account with respect to any highly compensated Participant, including all Named Executive Officers, is limited to $160,000 and complies with government regulations. Amounts allocated to the Company's Named Executive Officers for 1999 are included in the Summary Compensation Table.

   A participant must be employed on the last day of the year and be credited with 1,000 hours of service during the year to be eligible for an allocation. Company contributions vest at 20% per year beginning after the completion of three years of service. Participants have the option to direct the investment of their accounts in 10% increments. Options include a fixed income fund, a bond fund, a balanced fund, two equity funds and a Regal-Beloit Corporation stock fund. Distributions from the Plan are made generally upon termination of service for any reason in the form of a single sum payment in cash or in Regal-Beloit Corporation stock, provided a participant's vested interest includes a minimum of 100 shares.

                     Target Supplemental Retirement Plan
                     -----------------------------------

   The Target Supplemental Retirement Plan ("TSRP") limits participants to Officers and selected Key Employees who are designated by the Compensation Committee.

   All individuals named in the Summary Compensation Table participate in the TSRP. Under the TSRP, participants are entitled, upon normal or approved early retirement, to receive a target supplemental retirement benefit, which, together with social security and a hypothetical profit sharing plan balance annualized over fifteen (15) years, equals two percent (2%) of the final five
(5) years average salary times years of service with the Company, up to a maximum of 30 years or 60% income replacement. Consequently, unless reduced as described below, the estimated annual target supplemental retirement benefits to TSRP participants will approximate those shown in the column of the following table which sets forth estimated benefits for participants with various years of credited service.

   These benefits will be reduced by the annual Social Security payment and the annualized hypothetical profit sharing balance.

 Average Annual
Earnings For The                   Years of Credited Service
Final Five Years     ---------------------------------------------------
  Of Service            10         15         20         25         30
----------------     -------    -------    -------    -------    -------
  $100,000           $20,000    $30,000    $40,000    $50,000    $60,000

   200,000            40,000     60,000     80,000    100,000    120,000

   300,000            60,000     90,000    120,000    150,000    180,000

   400,000            80,000    120,000    160,000    200,000    240,000

   500,000           100,000    150,000    200,000    250,000    300,000

   The TSRP participant needs a minimum of 15 years of continuous service and have reached the age of 62 to qualify for early retirement benefits. The Compensation Committee may grant a participant additional years of service to qualify for benefits.

   The TSRP is designed to provide a participant a retirement benefit that is comparable in replacement income percentage provided to lower paid employees. The TSRP does this by supplementing retirement income which is lost to higher paid employees due to social security caps and limits on income considered for the Company's Qualified Retirement Plans.


                           Supplemental Disability
                           -----------------------

  The Company also provides supplemental disability insurance for Named Executive Officers and salaried employees. The Plan provides compensation to a disabled Named Executive Officer at the rate of 100% of his normal salary for the first 12 months of total disability and 60% thereafter. None of the Company's Named Executive Officers received disability benefits during 1999.

                   Executive Termination Benefits Agreements
                   -----------------------------------------

   The Company has no employment contracts with any Named Executive Officers of the Company. However, the Company has termination benefits (change of control) agreements (the "Agreements") with the three Named Executive Officers of the Company. The benefits provided by the Agreements are triggered by the termination of the individual who is a party to an Agreement within three years following a change in control of the Company, if the individual's employment with the Company is terminated not for cause or if the individual terminates his or her employment with "good reason". If the individual's employment is terminated for cause, or as a consequence of death or disability, the Agreement is not triggered. The employment period is three years commencing with the change in control. The Agreement provides that upon such termination, the termination payment shall be a severance payment equal to three times the individual's annual salary then in effect plus the amount of the individual's highest annual bonus award during the previous three years and the value of all fringe benefits.


                      PROPOSAL 2:  SELECTION OF AUDITORS

   The Board of Directors, in accordance with the recommendation of its Audit Committee, has appointed Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000 and is submitting the selection of auditors for approval by the shareholders at the forthcoming Annual Meeting. Representatives of Arthur Andersen LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and to make a statement if they desire to do so.

   In addition to services performed in connection with their audit function (which services included examination of the annual financial statements, assistance and consultation in connection with filing the 10-K annual report with the Securities and Exchange Commission and auditing the Company's various qualified pension plans), Arthur Andersen LLP provided other non-audit services during the year ended December 31, 1999. The Audit Committee concluded that the performance of such services does not impair the independence of Arthur Andersen LLP as Regal-Beloit Corporation's auditors.

   In the event the shareholders do not ratify the appointment of Arthur Andersen LLP or if for any reason that firm shall cease to act as auditors for Regal-Beloit Corporation, the Board of Directors will appoint other independent public accountants as auditors.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2000.

                            SHAREHOLDER PROPOSALS
                            ---------------------

   Shareholder proposals must be received by the Company no later than November 10, 2000, in order to be considered for inclusion in next year's Annual Meeting proxy statement.

   The proponent of a proposal must be a record or beneficial owner of at least one percent (1%) or $2,000 in market value of the Company's securities entitled to be voted at the meeting and have held such securities for at least one year by the date the proposal is submitted and shall continue to own such securities through the date on which the meeting is held.


                             By Order of the Board of Directors


                             /S/ Kenneth F. Kaplan
                             ----------------------------------
                             Kenneth F. Kaplan
                             Vice President, Chief Financial Officer, Secretary





Beloit, Wisconsin
March 15, 2000

APPENDIX 1

PROXY
REGAL-BELOIT CORPORATION
PROXY FOR ANNUAL MEETING ON APRIL 19, 2000

The undersigned hereby appoints J.L. Packard and K.F. Kaplan or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 25, 2000, at the Annual Meeting of Shareholders to be held on April 19, 2000, at 10:30 A.M. Central Daylight Time, at Regal-Beloit Corporation's Corporate Headquarters, 200 State Street, Beloit, WI 53511-6254, or any adjournment thereof (the Meeting) and thereto vote all shares.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using the enclosed envelope.
  ________________                                          ________________
 |                |                                        |                |
 |SEE REVERSE SIDE|       Continued and to be signed       |SEE REVERSE SIDE|
 |________________|            on Reverse Side             |________________|



    REGAL-BELOIT CORPORATION

                                               March 15, 2000

    Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:30 A.M. Central Daylight Time on Wednesday, April 19, 2000, at the Company Headquarters, 200 State Street, Beloit, WI 53511. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

    Regardless of whether you plan to attend the meeting or not, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card attached below and return it in the enclosed postage-paid envelope.

                                     Sincerely,

                                     REGAL-BELOIT CORPORATION

 ---  Please mark
| X | votes as in this
 ---  example.


  This Proxy when executed will be voted in the manner directed herein.
  If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

 -----------------------------------------------------------------------------
|       The Board of Directors recommends a vote FOR Proposals 1 and 2.       |
|-----------------------------------------------------------------------------|
|                                                                             |
|  1. Election of Class A Directors.                                          |
|      Nominees:  (01) James L. Packard,            FOR     WITHHELD          |
|      (02) Henry W. Knueppel, (03) Paul W. Jones   ----      ----            |
|                                                  |    |    |    |           |
|                                                   ----      ----            |
|     -------------------------------------------                             |
|     For all nominees except as noted above                                  |
|                                                                             |
|  2. Proposal to Approve the Appointment of        FOR     AGAINST   ABSTAIN |
|     Arthur Andersen LLP as the Independent        ----     ----      ----   |
|     Auditors of the Company.                     |    |   |    |    |    |  |
|                                                   ----     ----      ----   |
|                                                                             |
|  3. To act on other business that properly comes before the meeting or any  |
|     adjournments and matters incident to conduct thereof.                   |
|                                                                             |
 -----------------------------------------------------------------------------


                                    ------------------------------------------
                                              Number of Shares Voted

                                    ------------------------------------------
                                                Name of Institution



 By:                          Title                             Date
    ------------------------       ----------------------------      ---------



APPENDIX 2

PROXY
REGAL-BELOIT CORPORATION
PROXY FOR ANNUAL MEETING ON APRIL 19, 2000

The undersigned hereby appoints J.L. Packard and K.F. Kaplan or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Regal-Beloit Corporation held on record by the undersigned on February 25, 2000, at the Annual Meeting of Shareholders to be held on April 19, 2000, at 10:30 A.M. Central Daylight Time, at Regal-Beloit Corporation's Corporate Headquarters, 200 State Street, Beloit, WI 53511-6254, or any adjournment thereof (the Meeting) and thereto vote all shares.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes. Please mark, sign, date and return this card promptly using the enclosed envelope.
  ________________                                        ________________
 |                |                                      |                |
 |SEE REVERSE SIDE|      Continued and to be signed      |SEE REVERSE SIDE|
 |________________|          on Reverse Side             |________________|

    REGAL-BELOIT CORPORATION

                                                March 15, 2000

    Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:30 A.M. Central Daylight Time on Wednesday, April 19, 2000, at the Company Headquarters, 200 State Street, Beloit, WI 53511. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

    Regardless of whether you plan to attend the meeting or not, it is important that your shares be voted. Accordingly, please complete, sign and date the proxy card attached below and return it in the enclosed postage-paid envelope.

                                    Sincerely,

                                    REGAL-BELOIT CORPORATION


 ---   Please mark
| X |  votes as in this
 ---   example.

This Proxy when executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

 ----------------------------------------------------------------------------
|       The Board of Directors recommends a vote FOR Proposals 1 and 2.      |
|----------------------------------------------------------------------------|
|                                                                            |
|  1. Election of Class A Directors.                                         |
|     Nominees:  (01) James L. Packard,            FOR     WITHHELD          |
|     (02) Henry W. Knueppel, (03) Paul W. Jones   ----      ----            |
|                                                 |    |    |    |           |
|                                                  ----      ----            |
|     -----------------------------------------                              |
|     For all nominees except as noted above                                 |
|                                                                            |
|  2. Proposal to Approve the Appointment of       FOR    AGAINST   ABSTAIN  |
|     Arthur Andersen LLP as the Independent       ----     ----     ----    |
|     Auditors of the Company.                    |    |   |    |   |    |   |
|                                                  ----     ----     ----    |
|                                                                            |
|  3. To act on other business that properly comes before the meeting or     |
|     any adjournments and matters incident to conduct thereof.              |
|                                                                            |
 ----------------------------------------------------------------------------

                                                                         ----
                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.     |    |
                                                                         ----
                                                                         ----
                     MARK HERE TO DISCONTINUE ANNUAL REPORT MAILING     |    |
                     FOR THIS ACCOUNT ONLY.                              ----


             Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:                 Date          Signature:                  Date
          ----------------     --------           -----------------     -------